UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 6, 2014

Masco Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan	48180
(Address of Principal Executive Offices)	(Zip Code)

(313) 274-7400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 of this Current Report on Form 8-K, at the 2014 Annual Meeting of Stockholders of Masco Corporation (the “Company”) held on May 6, 2014, the stockholders approved the 2014 Long Term Stock Incentive Plan (the “2014 Plan”). The 2014 Plan had been previously approved by the Board of Directors, subject to stockholder approval.

The material terms of the 2014 Plan are described in “Proposal 4: Approval of the 2014 Long Term Stock Incentive Plan” on pages 50 through 59 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 28, 2014 (the “Proxy Statement”), and are incorporated herein by reference. That summary is qualified in its entirety by reference to the text of the 2014 Plan, which is filed as Exhibit 10.a hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 6, 2014 at its corporate office in Taylor, Michigan. At the Annual Meeting, Company stockholders voted on four proposals. A brief description of the proposals and the votes cast on each proposal are set forth below. In order to pass, each proposal required the approval of a majority of the votes cast; however, for Proposal 4, under New York Stock Exchange rules governing the approval of equity plans, abstentions are considered as votes cast. As of the record date, 357,683,811 shares of Company common stock were outstanding and entitled to vote.

Proposal 1: The election of four Class II directors to serve until the Annual Meeting in 2017.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Keith J. Allman	277,796,626	3,974,639	244,346	25,194,612
Verne G. Istock	268,573,878	13,174,627	267,106	25,194,612
J. Michael Losh	206,163,510	75,585,575	266,526	25,194,612
Christopher A. O’Herlihy	268,787,037	12,958,531	270,043	25,194,612

Proposal 2: A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related material disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
272,584,556	8,940,422	490,633	25,194,612

Proposal 3: The ratification of the selection of PricewaterhouseCoopers LLP to act as independent auditors for the Company for 2014.

Votes For	Votes Against	Abstentions
300,686,160	6,262,190	261,873

Proposal 4: Approval of the 2014 Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
253,081,999	27,560,029	1,373,583	25,194,612

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.a	Masco Corporation 2014 Long Term Stock Incentive Plan

10.b	Form of Restricted Stock Award Agreement

10.c	Form of Restricted Stock Award Agreement for Non-Employee Directors

10.d	Form of Stock Option Grant Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/S/ JOHN G. SZNEWAJS
Name:	John G. Sznewajs
Title:	Vice President, Treasurer and
Chief Financial Officer

May 6, 2014

EXHIBIT INDEX

10.a	Masco Corporation 2014 Long Term Stock Incentive Plan

10.b	Form of Restricted Stock Award Agreement

10.c	Form of Restricted Stock Award Agreement for Non-Employee Directors

10.d	Form of Stock Option Grant Agreement

5